UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

BlackRock Global Dividend Income Portfolio

BlackRock Multi-Asset Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II,

              55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2012

Date of reporting period: 07/31/2012

Item 1 – Report to Stockholders

July 31, 2012

Annual Report

BlackRock Funds II

▶  BlackRock Global Dividend Income Portfolio

▶  BlackRock Multi-Asset Income Portfolio

Not FDIC Insured ¡ No Bank Guarantee ¡ May Lose Value

2	BLACKROCK FUNDS II	JULY 31, 2012

Dear Shareholder

About this time one year ago, financial markets fell into turmoil, triggered by Standard & Poor’s historic downgrade of US government debt. Since then, asset prices have continued to move broadly in “risk-on” rallies and “risk-off” retreats driven by macro-level concerns, primarily the sovereign debt crisis in Europe and uncertainty about global economic growth.

Equity markets crumbled in the third quarter of 2011 as fearful investors fled riskier assets in favor of traditionally safe investments including US Treasuries and gold. In October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Volatility abated and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 nations comprising the euro currency bloc as a means to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off in the second quarter as investors again retreated to safe haven assets.

The summer brought a modest rebound in most asset classes. However, financial markets continued to swing sharply in both directions as investors reacted to mixed economic data as well as comments and policy actions – or lack of action – from central banks around the globe.

On the whole, higher quality investments outperformed riskier asset classes for the 12 months ended July 31, 2012 as investors continued to focus on safety. US Treasury bonds delivered the strongest returns, followed by tax-exempt municipal bonds. Some higher-risk investments, including US large-cap stocks and corporate bonds, managed to post gains for the one-year period, and while US small-cap stocks generated a slight gain for the 12-month period, they posted a marginal loss for the last 6 months. International and emerging equities, which experienced significant down-turns in 2011, lagged other asset classes amid ongoing global uncertainty. US large-cap stocks and high yield bonds rallied higher in recent months as many investors increased their appetite for risk. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2012

	6-month	12-month
US large cap equities (S&P 500® Index)	6.25%	9.13%
US small cap equities (Russell 2000® Index)	(0.03)	0.19
International equities (MSCI Europe, Australasia, Far East Index)	(1.15)	(11.45)
Emerging market equities (MSCI Emerging Markets Index)	(4.83)	(13.93)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.07
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	4.31	15.58
US investment grade bonds (Barclays US Aggregate Bond Index)	2.88	7.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.22	10.70
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.05	8.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2012	BlackRock Global Dividend Income Portfolio

Investment Objective

BlackRock Global Dividend Income Portfolio’s (the “Fund”) investment objective is to seek to provide a level of current income that exceeds the average yield on global stocks generally.

Portfolio Management Commentary

How did the Fund perform?

—	For the 12-month period ended July 31, 2012, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI).

What factors influenced performance?

—

The Fund benefited from its investments in the consumer staples and health care sectors, which were among the stronger performing sectors for the period. Many of the stocks in these sectors were trading at relatively low valuations. Given the elevated uncertainties in the market, defensive sectors performed well during the period. The Fund’s stock selection within those sectors had a positive impact on results, with notable contributors including tobacco and wine producer Altria Group, Inc., beverage company Diageo Plc, and pharmaceutical company Pfizer, Inc.

—	Conversely, stock selection in the information technology sector detracted from results as holdings of consumer electronics company Canon, Inc. and Microsoft Corp. hindered returns.

Describe recent portfolio activity.

—

During the 12-month period, the Fund continued to maintain a generally low level of turnover. The Fund trimmed exposure to select lower confidence holdings in the telecommunication services sector, including “Bezeq” The Israeli Telecommunication Corp. Ltd. The Fund purchased names in more cyclical areas with good cash flow and dividend growth opportunities. Among these purchases were Microsoft Corp., United Parcel Service, Inc., Finnish elevator company Kone Oyj and French electrical and digital infrastructure company Legrand SA.

Describe portfolio positioning at period end.

—

As of period end, Fund management continues to evaluate longer-term structural shifts in the global economy, including the deleveraging trend in developed-market economies. Given the slow growth environment, the Fund continues to seek to invest in high-quality, dividend-paying companies with sustainable business models, strong financial positions and above-average dividend yields.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	JULY 31, 2012

BlackRock Global Dividend Income Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the US (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets outside of the US). The Fund’s total returns prior to November 1, 2010 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Builder Portfolio.

[3]	This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2012

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	7.12%	6.33%	N/A	3.55%	N/A
Investor A	6.90	6.00	0.46%	3.29	2.01%
Investor C	6.57	5.32	4.32	2.52	2.52
MSCI All Country World Index (ACWI)	1.22	(3.64)	N/A	(1.94)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,071.20	$4.48	$1,000.00	$1,020.54	$4.37	0.87%
Investor A	$1,000.00	$1,069.00	$5.81	$1,000.00	$1,019.24	$5.67	1.13%
Investor C	$1,000.00	$1,065.70	$9.60	$1,000.00	$1,015.56	$9.37	1.87%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JULY 31, 2012	5

Fund Summary as of July 31, 2012	BlackRock Multi-Asset Income Portfolio

Investment Objective

BlackRock Multi-Asset Income Portfolio’s (the “Fund”) investment objective is to seek to maximize current income with consideration for capital appreciation.

Portfolio Management Commentary

—

On November 28, 2011, the Fund changed its investment strategy from a balanced equity and fixed income strategy (the “balanced strategy”) to a multi-asset class, unconstrained approach with an income orientation (the “multi-asset income strategy”). In addition, the Fund changed its performance benchmark from a custom blended benchmark comprised of 50% S&P 500® Index/50% Barclays US Aggregate Bond Index (the “former benchmark”) to a new custom blended benchmark comprised of 50% MSCI World Index/50% Barclays US Aggregate Bond Index (the “new benchmark”). The benchmark change reflects the Fund’s new investment guidelines. The Fund also changed its name from “BlackRock Income Portfolio” to “BlackRock Income Builder Portfolio.” On December 15, 2011, the Fund further changed its name from “BlackRock Income Builder Portfolio” to “BlackRock Multi-Asset Income Portfolio.”

How did the Fund perform?

—

The Fund generated a positive return for the 12-month period ended July 31, 2012. For the first four months of the period through November 28, 2011, the Fund underperformed the former benchmark. For the eight months following the strategy change through the end of the reporting period, the Fund outperformed the new benchmark. The following discussion of relative performance regarding the balanced strategy pertains to the former benchmark, while the discussion of relative performance regarding the multi-asset income strategy pertains to the new bench-mark.

—

Under the multi-asset income strategy, the Fund has an explicit objective of delivering income to shareholders. During the period since the strategy change on November 28, 2011 through July 31, 2012, the Fund sourced income from a variety of asset classes, regions and sectors. During this time period the Fund outperformed the custom benchmark with significantly lower volatility. The main contributor to overall portfolio yield was the Fund’s allocation to high yield bonds. The Fund’s preferred stock holdings also contributed a meaningful level of yield as the asset class has continued to exhibit attractive income characteristics.

What factors influenced performance?

—

For the first four months of the period through November 28, 2011, under the balanced strategy, the largest detractor from performance came from the fixed income portion of the Fund, which underperformed the Barclays US Aggregate Bond Index. The Fund’s exposure to high yield bonds hurt relative returns as high yield debt underperformed core fixed income sectors in the third quarter of 2011 when risk assets globally sold off due to heightened uncertainty around the European debt crisis and the US government credit rating downgrade announced in early August. In the equity portion of the Fund, a sector overweight and stock selection in materials detracted from performance, as did an under-weight in information technology. However, the equity portion of the Fund outperformed the S&P 500® Index due to stock selection in financials, specifically within the diversified financial services and insurance industries. In the consumer discretionary sector, overweight positions in textiles and specialty retail added to returns.

—

For the eight months following the strategy change through the end of the reporting period, under the multi-asset income strategy, the Fund’s overweight exposures to high yield bonds, preferred securities and emerging markets debt had a positive impact on performance. The Fund’s exposure to high yield debt was the strongest contributor to returns as the sector outperformed core fixed income during this time period. Improving company fundamentals and increasing investor demand for income drove high yield bond prices higher. Within the Fund’s high yield allocation, a focus on higher quality issues with lower volatility helped generate positive returns with less risk as compared to the broader high yield market. Conversely, the Fund’s allocation to Master Limited Partnerships (“MLPs”) detracted from performance as energy-related securities tended to lag the broader equity market during the period.

Describe recent portfolio activity.

—

As discussed above, the Fund changed its name, strategy and bench-mark during the period. The Fund made several allocation changes to reflect the new strategy. More specifically, the Fund increased exposure to high yield bonds. In equities, the Fund shifted the focus of its holdings from US stocks to global dividend-paying stocks. Additionally, the Fund introduced several other income-producing asset classes to its portfolio holdings, including preferred securities, emerging markets debt, MLPs and non-agency mortgage-backed securities (“MBS”). In the first quarter of 2012, the Fund increased its allocation to high yield debt, which, given the sector’s attractive income and lower volatility characteristics, represented the portfolio management team’s strongest investment conviction at the time. The Fund simultaneously decreased exposure to equities as dividend yields had fallen in the early 2012 rally. The Fund’s allocation to preferred securities increased in light of improved fundamentals in many non-financial names and attractive income opportunities. As uncertainty caused global markets to decline in the second quarter of 2012, the Fund tactically reduced risk by decreasing exposures to high yield bonds and global equities while increasing exposures to low duration investment grade bonds, mortgage-backed securities and floating rate bank loans.

Describe portfolio positioning at period end.

—

At period end, the Fund was comprised of a number of diverse income producing asset classes including high yield bonds (24%), global equities (23%), bank loans (13%), low duration investment grade debt (11%), agency and non-agency MBS (11%), preferred securities (10%), MLPs (7%) and emerging markets debt (1%).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS II	JULY 31, 2012

BlackRock Multi-Asset Income Portfolio

Total Return Based on a $10,000 Investment

[1] Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]    The Fund may invest up to 80% of its assets in equity securities and up to 100% of its assets in fixed income securities. The Fund may also invest significantly in BlackRock equity and/or fixed income mutual funds and affiliated and unaffiliated exchange traded funds (“ETFs”). The Fund’s total returns prior to November 28, 2011 are the returns of the Fund when it followed different investment strategies under the name BlackRock Income Portfolio.

[3]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

[5]	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.
[6]	Effective November 28, 2011, the Fund compares its performance to that of a customized weighted index comprised of the returns of the MSCI World Index (50%) and Barclays US Aggregate Bond Index (50%).
[7]	Prior to November 28, 2011, the Fund compared its performance to that of a customized weighted index comprised of the returns of the S&P 500® Index (50%) and Barclays US Aggregate Bond Index (50%).
[8]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2012

		Average Annual Total Returns[9]
		1 Year		Since Inception[10]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.50%	8.22%	N/A	5.52%	N/A
Investor A	4.39	7.89	2.23%	5.26	3.96%
Investor C	4.07	7.10	6.10	4.49	4.49
S&P 500® Index	6.25	9.13	N/A	2.36	N/A
MSCI World Index	2.15	(1.98)	N/A	(1.91)	N/A
Barclays US Aggregate Bond Index	2.88	7.25	N/A	6.31	N/A
50% MSCI World Index/50% Barclays US Aggregate Bond Index	2.71	3.10	N/A	2.73	N/A
50% S&P 500® Index/50% Barclays US Aggregate Bond Index	4.68	8.64	N/A	4.83	N/A

[9]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[10]	The Fund commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[12]
	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[11]	Beginning Account Value February 1, 2012	Ending Account Value July 31, 2012	Expenses Paid During the Period[11]	Annualized Expense Ratio
Institutional	$1,000.00	$1,045.00	$2.80	$1,000.00	$1,022.13	$2.77	0.55%
Investor A	$1,000.00	$1,043.90	$4.07	$1,000.00	$1,020.89	$4.02	0.80%
Investor C	$1,000.00	$1,040.70	$7.86	$1,000.00	$1,017.16	$7.77	1.55%

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

[12]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JULY 31, 2012	7

About Fund Performance

—	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

—	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

—

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, a Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 3 of the Notes to Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2012 and held through July 31, 2012) are intended to assist share-holders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK FUNDS II	JULY 31, 2012

Fund Information as of July 31, 2012

BlackRock Global Dividend Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
Sanofi SA	4%
Pfizer, Inc.	3
Johnson & Johnson	3
The Coca-Cola Co.	3
Novartis AG	3
GlaxoSmithKline Plc	3
Hennes & Mauritz AB, B Shares	3
AT&T, Inc.	2
Diageo Plc	2
Vodafone Group Plc	2

Geographic Allocation	Percent of Long-Term Investments

United States	41%
United Kingdom	21
France	8
Switzerland	6
Taiwan	4
Sweden	4
Canada	3
Singapore	3
Netherlands	2
Japan	2
Hong Kong	2
Belgium	2
Other[1]	2
[1]	Other includes a 1% or less investment in each of the following countries: Italy, Brazil and Finland.

BlackRock Multi-Asset Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	11%
BlackRock GNMA Portfolio, BlackRock Class	6
iShares iBoxx $ High Yield Corporate Bond Fund	6
BlackRock Floating Rate Income Portfolio, Institutional Class	5
BlackRock High Yield Bond Portfolio, BlackRock Class	2
Countrywide Alternative Loan Trust	2
U.S. Bancorp	2
General Electric Capital Corp	1
iShares Barclays MBS Bond Fund	1
United Technologies Corp	1

Portfolio Composition	Percent of Long-Term Investments
Investment Companies	31%
Common Stocks	28
Corporate Bonds	19
Preferred Securities	10
Floating Rate Loan Interests	6
Non-Agency Mortgage-Backed Securities	5
Equity-Linked Notes	1

BLACKROCK FUNDS II	JULY 31, 2012	9

Schedule of Investments July 31, 2012	BlackRock Global Dividend Income Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium – 1.6%
Anheuser-Busch InBev NV	218,726	$ 17,306,355
Brazil – 1.0%
Souza Cruz SA	810,300	11,479,118
Canada – 3.1%
National Bank of Canada	149,068	11,100,761
Rogers Communications, Inc., Class B	593,947	23,281,704

		34,382,465
Finland – 0.8%
Kone Oyj, Class B	147,002	9,104,378
France – 7.3%
Eutelsat Communications SA	558,977	16,876,549
Legrand SA	374,662	12,003,210
Sanofi SA	510,057	41,614,487
Total SA	236,706	10,906,578

		81,400,824
Hong Kong – 1.7%
Power Assets Holdings Ltd.	2,406,500	18,885,217
Italy – 0.9%
ENI SpA	512,999	10,578,222
Japan – 2.1%
Canon, Inc.	363,300	12,131,739
NTT DoCoMo, Inc.	6,926	11,577,329

		23,709,068
Netherlands – 2.3%
Royal Dutch Shell Plc, B Shares	722,841	25,427,752
Singapore – 2.8%
DBS Group Holdings Ltd.	1,613,000	19,029,244
Singapore Telecommunications Ltd.	4,238,000	12,161,296

		31,190,540
Sweden – 4.0%
Hennes & Mauritz AB, B Shares	747,904	27,609,772
Svenska Handelsbanken AB, A Shares	498,166	17,273,493

		44,883,265
Switzerland – 6.1%
Nestle SA	416,968	25,616,940
Novartis AG	522,999	30,710,006
Roche Holding AG	64,100	11,350,546

		67,677,492
Taiwan – 4.1%
Chunghwa Telecom Co. Ltd. - ADR	439,980	13,054,207
Far EasTone Telecommunications Co. Ltd.	5,016,500	12,579,937
Taiwan Mobile Co. Ltd.	3,466,000	11,412,019
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	636,393	8,890,410

		45,936,573

Common Stocks	Shares	Value
United Kingdom – 19.9%
BHP Billiton Plc	606,825	$ 17,694,231
British American Tobacco Plc	454,849	24,158,935
Diageo Plc	989,729	26,455,036
GlaxoSmithKline Plc	1,241,504	28,566,529
HSBC Holdings Plc	2,003,200	16,756,582
Imperial Tobacco Group Plc	606,326	23,528,185
Reckitt Benckiser Group Plc	280,937	15,417,099
TESCO Plc	3,999,313	19,912,443
Unilever Plc	657,942	23,591,308
Vodafone Group Plc	9,036,153	25,860,714

		221,941,062
United States – 39.3%
Altria Group, Inc.	385,592	13,869,744
AT&T, Inc.	700,945	26,579,834
Chevron Corp.	229,218	25,117,708
The Coca-Cola Co.	380,965	30,781,972
Dominion Resources, Inc.	342,622	18,607,801
Emerson Electric Co.	353,351	16,879,577
Genuine Parts Co.	348,214	22,296,142
Johnson & Johnson	459,822	31,828,879
Kraft Foods, Inc., Class A	593,941	23,585,397
Lorillard, Inc.	154,541	19,880,154
McDonald’s Corp.	262,314	23,440,379
Merck & Co., Inc.	354,813	15,672,090
Microsoft Corp.	743,682	21,916,309
PepsiCo, Inc.	223,414	16,248,900
Pfizer, Inc.	1,468,366	35,299,519
Philip Morris International, Inc.	214,409	19,605,559
Reynolds American, Inc.	355,836	16,464,532
U.S. Bancorp	325,100	10,890,850
United Parcel Service, Inc., Class B	138,124	10,443,556
United Technologies Corp.	315,491	23,485,150
Verizon Communications, Inc.	363,955	16,428,929

		439,322,981
Total Long-Term Investments
(Cost – $991,236,043) – 97.0%		1,083,225,312

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (a)(b)	28,550,221	28,550,221
Total Short-Term Securities (Cost – $28,550,221) – 2.5%		28,550,221

Total Investments (Cost – $1,019,786,264) – 99.5%		1,111,775,533
Other Assets Less Liabilities – 0.5%		5,071,552

Net Assets – 100.0%		$1,116,847,085

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	JPY	Japanese Yen
	CHF	Swiss Franc	MLP	Master Limited Partnership
	DIP	Debtor In Possession	SEK	Swedish Krona
	EUR	Euro	SPDR	Standard & Poor’s
	FKA	Formerly Known As		Depositary Receipts
	GBP	British Pound	USD	US Dollar

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JULY 31, 2012

Schedule of Investments (concluded)	BlackRock Global Dividend Income Portfolio

(a)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Net Activity	Shares Held at July 31, 2012	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	33,313,599	(4,763,378)	28,550,221	$697	$41,182

(b)	Represents the current yield as of report date.
—	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased		Currency Sold		Counter- party	Settle- ment Date	Un- realized Appre- ciation (Depre- ciation)
GBP	38,554,000	USD	60,514,358	State Street Corp.	8/02/12	$(67,870)
GBP	7,560,000	USD	11,716,972	Citigroup, Inc.	8/02/12	135,895
				JPMorgan Chase &
USD	74,863,497	GBP	46,114,000	Co.	8/02/12	2,564,141
SEK	37,928,000	USD	5,429,509	Citigroup, Inc.	8/09/12	145,374
				Bank of New York
USD	20,814,309	SEK	150,348,000	Mellon Corp.	8/09/12	(1,284,731)
CHF	17,443,000	JPY	1,369,915,658	Citigroup, Inc.	9/06/12	340,657
JPY	1,168,012,000	GBP	9,651,157	State Street Corp.	9/06/12	(174,640)
JPY	1,419,602,043	CHF	17,443,000	State Street Corp.	9/06/12	295,588
JPY	2,625,516,660	GBP	21,538,000	State Street Corp.	9/06/12	(147,419)
USD	60,510,696	GBP	38,554,000	State Street Corp.	11/01/12	64,894
	Total					$1,871,889

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 - unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 - other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

—

Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	–	$17,306,355	–	$17,306,355
Brazil	$11,479,118	–	–	11,479,118
Canada	34,382,465	–	–	34,382,465
Finland	–	9,104,378	–	9,104,378
France	–	81,400,824	–	81,400,824
Hong Kong	–	18,885,217	–	18,885,217
Italy	–	10,578,222	–	10,578,222
Japan	–	23,709,068	–	23,709,068
Netherlands	–	25,427,752	–	25,427,752
Singapore	–	31,190,540	–	31,190,540
Sweden	–	44,883,265	–	44,883,265
Switzerland	–	67,677,492	–	67,677,492
Taiwan	21,944,617	23,991,956	–	45,936,573
United Kingdom	–	221,941,062	–	221,941,062
United States	439,322,981	–	–	439,322,981
Short-Term Securities	28,550,221	–	–	28,550,221
Total	$535,679,402	$576,096,131	–	$1,111,775,533

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$3,546,549	–	$3,546,549
Liabilities:
Foreign currency exchange contracts	–	(1,674,660)	–	(1,674,660)
Total	–	$1,871,889	–	$1,871,889

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

Prior to January 31, 2012, only significant transfers between Level 1 and Level 2 were required to be disclosed. There were no significant transfers from the beginning of the period to January 31, 2012. For the interim period February 1, 2012 through July 31, 2012, all transfers between Level 1 and Level 2 are required to be disclosed. There were no transfers between levels for the interim period February 1, 2012 through July 31, 2012.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, foreign currency at value of $174 is categorized as Level 1 within the disclosure hierarchy.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	11

Schedule of Investments July 31, 2012	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Conseco Financial Corp., Series 1995-5, Class M1, 7.65%, 9/15/26 (a)	USD 131	$ 133,171
Morgan Stanley Mortgage Loan Trust, Series 2007-IXS, Class 2A3, 5.92%, 9/25/46 (b)	1,102	556,590
Oakwood Mortgage Investors, Inc., Series 2002-B, Class A4, 7.09%, 6/15/32 (a)	238	248,445
Total Asset-Backed Securities – 0.1%		938,206

Common Stocks	Shares
Aerospace & Defense – 0.4%
United Technologies Corp.	34,120	2,539,893
Air Freight & Logistics – 0.2%
United Parcel Service, Inc., Class B	15,820	1,196,150
Beverages – 1.9%
Anheuser-Busch InBev NV	27,012	2,137,283
The Coca-Cola Co.	45,847	3,704,438
Diageo Plc	126,169	3,372,444
PepsiCo, Inc.	26,957	1,960,583

		11,174,748
Commercial Banks – 1.1%
DBS Group Holdings Ltd.	50,000	589,871
HSBC Holdings Plc	203,200	1,699,749
National Bank of Canada	17,015	1,267,069
Svenska Handelsbanken AB, A Shares	56,614	1,963,043
U.S. Bancorp	33,253	1,113,976

		6,633,708
Distributors – 0.4%
Genuine Parts Co.	39,881	2,553,580
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	76,793	2,911,991
Chunghwa Telecom Co. Ltd. - ADR	41,908	1,243,410
Singapore Telecommunications Ltd.	499,000	1,431,922
Verizon Communications, Inc.	48,888	2,206,804

		7,794,127
Electric Utilities – 0.3%
Power Assets Holdings Ltd.	201,370	1,580,268
Electrical Equipment – 0.6%
Emerson Electric Co.	45,651	2,180,748
Legrand SA	43,414	1,390,873

		3,571,621
Food & Staples Retailing – 0.4%
TESCO Plc	463,737	2,308,931
Food Products – 1.4%
Kraft Foods, Inc., Class A	64,561	2,563,717
Nestle SA	50,006	3,072,180
Unilever Plc	66,786	2,394,693

		8,030,590
Hotels, Restaurants & Leisure – 0.5%
McDonald’s Corp.	30,445	2,720,565
Household Products – 0.3%
Reckitt Benckiser Group Plc	36,131	1,982,776

Common Stocks	Shares	Value
Machinery – 0.2%
Kone OYJ, Class B	18,373	$ 1,137,908
Media – 0.3%
Eutelsat Communications SA	64,353	1,942,936
Metals & Mining – 0.3%
BHP Billiton Ltd.	51,858	1,722,583
Multi-Utilities – 0.3%
Dominion Resources, Inc.	31,352	1,702,727
Office Electronics – 0.3%
Canon, Inc.	44,300	1,479,317
Oil, Gas & Consumable Fuels – 8.3%
Access Midstream Partners LP - MLP	133,868	3,882,172
Chevron Corp.	29,451	3,227,241
DCP Midstream Partners LP - MLP	52,562	2,240,718
Enbridge Energy Partners LP - MLP	51,906	1,549,394
Energy Transfer Partners LP - MLP	67,962	3,112,660
ENI SpA	59,600	1,228,973
Enterprise Products Partners LP - MLP	78,547	4,162,991
Kinder Morgan Energy Partners LP - MLP	18,929	1,514,888
MarkWest Energy Partners LP - MLP	95,124	5,000,669
ONEOK Partners LP - MLP	79,615	4,628,816
Plains All American Pipeline LP - MLP	60,444	5,319,072
Royal Dutch Shell Plc, A Shares	91,545	3,110,951
Targa Resources Partners LP - MLP	85,265	3,237,512
Total SA	27,501	1,267,149
Western Gas Partners LP - MLP	43,606	1,960,090
Williams Partners LP - MLP	49,739	2,701,325

		48,144,621
Pharmaceuticals – 4.1%
GlaxoSmithKline Plc	152,835	3,516,675
Johnson & Johnson	55,932	3,871,613
Merck & Co., Inc.	37,416	1,652,665
Novartis AG	61,445	3,607,992
Pfizer, Inc.	183,865	4,420,115
Roche Holding AG	10,201	1,806,348
Sanofi SA	62,519	5,100,795

		23,976,203
Semiconductors & Semiconductor Equipment – 0.2%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	65,500	915,035
Software – 0.4%
Microsoft Corp.	78,790	2,321,941
Specialty Retail – 0.6%
Hennes & Mauritz AB, B Shares	90,474	3,339,956
Tobacco – 2.7%
Altria Group, Inc.	52,619	1,892,705
British American Tobacco Plc	57,504	3,054,278
Imperial Tobacco Group Plc	72,604	2,817,363
Lorillard, Inc.	18,508	2,380,869
Philip Morris International, Inc.	29,565	2,703,424
Reynolds American, Inc.	36,755	1,700,654
Souza Cruz SA	88,847	1,258,651

		15,807,944
Wireless Telecommunication Services – 1.7%
Far EasTone Telecommunications Co. Ltd.	522,750	1,310,906

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Wireless Telecommunication Services (concluded)
NTT DoCoMo, Inc.	780	$ 1,303,829
Rogers Communications, Inc., Class B	68,548	2,686,964
Taiwan Mobile Co. Ltd.	360,000	1,185,322
Vodafone Group Plc	1,106,867	3,167,761

		9,654,782
Total Common Stocks – 28.3%		164,232,910

Corporate Bonds	Par (000)
Advertising – 0.1%
Affinion Group, Inc., 7.88%, 12/15/18	USD 650	546,000
Aerospace & Defense – 0.2%
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21	500	536,875
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17	320	344,000

		880,875
Airlines – 0.1%
American Airlines Pass-Through Trust, Series 2011-2, Class A, 8.63%, 10/15/21	485	510,714
U.S. Airways Pass-Through Trust, Series 2012-1, Class C, 9.13%, 10/01/15	140	143,500

		654,214
Auto Components – 0.0%
IDQ Holdings, Inc., 11.50%, 4/01/17 (c)	100	104,875
Beverages – 0.1%
Constellation Brands, Inc., 6.00%, 5/01/22	280	309,050
Building Products – 0.2%
Building Materials Corp. of America, 6.75%, 5/01/21 (c)	300	327,750
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19	625	679,687
USG Corp., 9.75%, 1/15/18	290	309,575

		1,317,012
Capital Markets – 0.3%
E*TRADE Financial Corp., 12.50%, 11/30/17	1,100	1,259,500
Offshore Group Investments Ltd., 11.50%, 8/01/15 (c)	190	209,000

		1,468,500
Chemicals – 0.8%
Celanese U.S. Holdings LLC, 5.88%, 6/15/21	400	433,000
Hexion U.S. Finance Corp., 6.63%, 4/15/20	250	255,625
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	500	422,500
Huntsman International LLC, 8.63%, 3/15/21 Ineos Finance Plc:	555	638,250
8.38%, 2/15/19 (c)	1,000	1,035,000
7.50%, 5/01/20 (c)	125	126,875
Ineos Group Holdings Ltd., 8.50%, 2/15/16 (c)	75	67,875
LyondellBasell Industries NV:
6.00%, 11/15/21	200	230,000
5.75%, 4/15/24	1,215	1,375,987

		4,585,112

Corporate Bonds	Par (000)	Value
Commercial Banks – 0.2%
CIT Group, Inc.:
7.00%, 5/02/17 (c)	USD 203	$ 204,490
5.00%, 5/15/17	110	114,950
5.25%, 3/15/18	410	434,087
5.50%, 2/15/19 (c)	340	358,700
5.00%, 8/15/22	300	300,000

		1,412,227
Commercial Services & Supplies – 0.7%
ARAMARK Holdings Corp., 8.63%, 5/01/16 (c)(d)	600	613,506
Ceridian Corp., 8.88%, 7/15/19 (c)	455	478,887
Clean Harbors, Inc., 5.25%, 8/01/20 (c)	252	259,875
Covanta Holding Corp., 6.38%, 10/01/22	325	348,816
Laureate Education, Inc., 9.25%, 9/01/19 (c)	220	217,250
Mead Products LLC/ACCO Brands Corp., 6.75%, 4/30/20 (c)	130	139,750
Mobile Mini, Inc., 7.88%, 12/01/20	680	718,250
ServiceMaster Co., 8.00%, 2/15/20	1,300	1,441,375

		4,217,709
Communications Equipment – 0.0%
Hughes Satellite Systems Corp., 6.50%, 6/15/19	30	32,250
Computers & Peripherals – 0.0%
CDW LLC/CDW Finance Corp., 8.50%, 4/01/19	154	163,240
Construction & Engineering – 0.1%
URS Corp., 5.00%, 4/01/22 (c)	450	455,376
Consumer Finance – 0.1%
Credit Acceptance Corp., 9.13%, 2/01/17	500	552,500
Containers & Packaging – 0.4%
Ardagh Packaging Finance Plc:
7.38%, 10/15/17 (c)	225	241,313
9.13%, 10/15/20 (c)	525	551,250
Berry Plastics Corp., 9.75%, 1/15/21	800	896,000
Sealed Air Corp., 8.38%, 9/15/21 (c)	300	342,000
Tekni-Plex, Inc., 9.75%, 6/01/19 (c)	40	41,600

		2,072,163
Distributors – 0.2%
HD Supply, Inc.:
8.13%, 4/15/19 (c)	588	640,920
11.00%, 4/15/20 (c)	720	784,800

		1,425,720
Diversified Financial Services – 0.5%
Ally Financial, Inc., 8.00%, 11/01/31	950	1,137,625
CNG Holdings, Inc., 9.38%, 5/15/20 (c)	320	335,200
Doric Nimrod Air Finance Alpha Ltd.
Pass-Through Trust:
6.50%, 5/30/21 (c)	255	259,072
5.13%, 11/30/24 (c)	270	274,050
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	1,100	1,168,750

		3,174,697

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	13

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services – 0.5%
Consolidated Communications Finance Co., 10.88%, 6/01/20 (c)	USD 245	$ 261,537
Intelsat Jackson Holdings SA, 7.25%, 10/15/20 (c)	50	53,125
Intelsat Luxembourg SA:
11.25%, 2/04/17	20	20,800
11.50%, 2/04/17 (d)	1,060	1,102,400
Level 3 Communications, Inc., 8.88%, 6/01/19 (c)	160	162,800
Level 3 Financing, Inc., 8.13%, 7/01/19	1,150	1,210,375

		2,811,037
Electric Utilities – 0.4%
Energy Future Intermediate Holding Co.
LLC/EFIH Finance, Inc.:
10.00%, 12/01/20	1,735	1,910,669
11.75%, 3/01/22 (c)	141	145,935
The Tokyo Electric Power Co., Inc., 4.50%, 3/24/14	EUR 350	426,336

		2,482,940
Energy Equipment & Services – 0.2%
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (c)	USD 170	173,825
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (c)	230	230,000
Key Energy Services, Inc., 6.75%, 3/01/21 (c)	360	359,100
SESI LLC, 7.13%, 12/15/21 (c)	200	221,500

		984,425
Food & Staples Retailing – 0.1%
Rite Aid Corp., 9.25%, 3/15/20	780	787,800
Food Products – 0.3%
Del Monte Corp., 7.63%, 2/15/19	228	226,290
Post Holdings, Inc., 7.38%, 2/15/22 (c)	600	625,500
Smithfield Foods, Inc., 6.63%, 8/15/22	750	778,125

		1,629,915
Health Care Equipment & Supplies – 0.8%
Alere, Inc., 7.88%, 2/01/16	558	580,320
Bausch & Lomb, Inc., 9.88%, 11/01/15	500	521,875
Biomet, Inc.:
10.00%, 10/15/17	5	5,325
10.38%, 10/15/17 (d)	865	925,550
6.50%, 8/01/20 (c)	261	268,830
DJO Finance LLC/DJO Finance Corp.:
10.88%, 11/15/14	67	69,848
8.75%, 3/15/18 (c)	880	906,400
Hologic, Inc., 6.25%, 8/01/20 (c)	1,038	1,097,685
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19 (c)	75	69,000

		4,444,833
Health Care Providers & Services – 2.0%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19	835	863,181
CHS/Community Health Systems, Inc., 7.13%, 7/15/20	641	671,447
Fresenius Medical Care US Finance II, Inc., 5.63%, 7/31/19 (c)	500	536,875
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (c)	400	427,000
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)	700	807,625

Corporate Bonds	Par (000)	Value
Health Care Providers & Services (concluded)
HCA, Inc.:
6.50%, 2/15/20	USD 1,300	$1,452,750
5.88%, 3/15/22	425	457,406
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19	1,440	1,411,200
INC Research LLC, 11.50%, 7/15/19 (c)	850	841,500
Omnicare, Inc., 7.75%, 6/01/20	700	766,500
PSS World Medical, Inc., 6.38%, 3/01/22 (c)	549	573,705
Tenet Healthcare Corp., 6.25%, 11/01/18	1,250	1,348,437
United Surgical Partners International, Inc., 9.00%, 4/01/20 (c)	590	635,725
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19 (c)	1,005	1,045,200

		11,838,551
Hotels, Restaurants & Leisure – 1.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., 9.00%, 5/15/18 (c)	815	812,963
Caesars Entertainment Operating Co., Inc.:
11.25%, 6/01/17	1,165	1,261,113
10.00%, 12/15/18	307	198,783
8.50%, 2/15/20 (c)	540	542,025
Carlson Wagonlit BV, 6.88%, 6/15/19 (c)	230	237,475
Choice Hotels International, Inc., 5.75%, 7/01/22	1,270	1,352,550
MGM Resorts International:
4.25%, 4/15/15	585	580,613
11.13%, 11/15/17	750	838,125
8.63%, 2/01/19 (c)	238	251,983
MTR Gaming Group, Inc., 11.50%, 8/01/19	545	558,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.38%, 3/15/22 (c)	1,046	1,048,615

		7,682,870
Household Durables – 0.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18 (c)	185	188,006
Libbey Glass, Inc., 6.88%, 5/15/20 (c)	565	596,075
PulteGroup, Inc., 6.38%, 5/15/33	85	73,100
Standard Pacific Corp., 8.38%, 1/15/21	560	628,600

		1,485,781
Household Products – 0.5%
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg SA:
9.00%, 4/15/19	100	101,750
7.88%, 8/15/19	290	319,725
9.88%, 8/15/19 (c)	1,000	1,060,000
8.25%, 2/15/21	350	343,875
Spectrum Brands, Inc., 6.75%, 3/15/20 (c)	890	930,050

		2,755,400
Independent Power Producers & Energy Traders – 0.3%
Calpine Corp., 7.88%, 1/15/23 (c)	725	824,687
DPL, Inc., 7.25%, 10/15/21 (c)	350	398,125
GenOn REMA LLC, 9.24%, 7/02/17	105	109,747
Mirant Mid-Atlantic LLC Pass-Through Trust, Class B, 9.13%, 6/30/17	147	155,924
NRG Energy, Inc., 7.63%, 1/15/18	60	63,900

		1,552,383
Insurance – 0.1%
Genworth Financial, Inc., 7.63%, 9/24/21	700	685,435

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Internet Software & Services – 0.2%
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20 (c)	USD 630	$ 666,225
10.13%, 7/01/20 (c)	490	523,075

		1,189,300
IT Services – 0.0%
Alliance Data Systems Corp., 6.38%, 4/01/20 (c)	80	83,200
Life Sciences Tools & Services – 0.1%
Pharmaceutical Product Development, Inc., 9.50%, 12/01/19 (c)	750	833,437
Media – 1.4%
AMC Networks, Inc., 7.75%, 7/15/21	350	396,375
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50%, 4/30/21	1,290	1,396,425
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (c)	1,170	1,219,725
Clear Channel Communications, Inc., 9.00%, 3/01/21	190	158,650
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17	500	540,000
7.63%, 3/15/20 (c)	940	900,050
DISH DBS Corp., 5.88%, 7/15/22 (c)	1,140	1,174,200
Harron Communications LP/Harron Finance Corp., 9.13%, 4/01/20 (c)	80	85,600
Nielsen Finance LLC/Nielsen Finance Co., 7.75%, 10/15/18	1,010	1,136,250
ProQuest LLC/ProQuest Notes Co., 9.00%, 10/15/18 (c)	900	821,250
Truven Health Analytics, Inc., 10.63%, 6/01/20 (c)	130	138,125
WMG Acquisition Corp., 11.50%, 10/01/18	405	448,537

		8,415,187
Metals & Mining – 0.2%
FMG Resources August 2006 Pty Ltd.:
7.00%, 11/01/15 (c)	55	56,375
6.88%, 2/01/18 (c)	155	156,550
6.88%, 4/01/22 (c)	65	64,838
Global Brass and Copper, Inc., 9.50%, 6/01/19 (c)	110	112,750
Kaiser Aluminum Corp., 8.25%, 6/01/20 (c)	80	83,200
New Gold, Inc., 7.00%, 4/15/20 (c)	40	41,700
Novelis, Inc., 8.75%, 12/15/20	500	555,000

		1,070,413
Multiline Retail – 0.2%
Dollar General Corp., 4.13%, 7/15/17	1,083	1,123,613

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels – 2.8%
Alpha Natural Resources, Inc.:
6.00%, 6/01/19	USD 130	$ 113,100
6.25%, 6/01/21	110	95,150
Aurora USA Oil & Gas, Inc., 9.88%, 2/15/17 (c)	110	114,675
Berry Petroleum Co., 6.38%, 9/15/22	575	609,500
Calfrac Holdings LP, 7.50%, 12/01/20 (c)	195	186,225
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	130	140,725
CCS, Inc., 11.00%, 11/15/15 (c)	155	160,425
Chaparral Energy, Inc., 7.63%, 11/15/22 (c)	60	62,850
Chesapeake Energy Corp.:
9.50%, 2/15/15	350	376,250
6.63%, 8/15/20	50	49,750
6.88%, 11/15/20	50	49,500
6.13%, 2/15/21	120	117,300
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.88%, 4/15/21	205	204,487
6.13%, 7/15/22	335	337,513
Cie Generale de Geophysique - Veritas, 6.50%, 6/01/21	450	463,500
Concho Resources, Inc., 5.50%, 10/01/22	70	70,875
CONSOL Energy, Inc., 8.25%, 4/01/20	300	318,750
Crosstex Energy LP/Crosstex Energy Finance Corp., 7.13%, 6/01/22 (c)	50	49,000
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	500	525,000
Everest Acquisition LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19 (c)	285	304,237
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (c)	400	406,000
Hilcorp Energy I LP/Hilcorp Finance Co., 7.63%, 4/15/21 (c)	405	441,450
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (c)	30	31,950
Laredo Petroleum, Inc.:
9.50%, 2/15/19	725	819,250
7.38%, 5/01/22 (c)	110	116,050
Linn Energy LLC/Linn Energy Finance Corp., 6.25%, 11/01/19 (c)	905	895,950
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	500	523,750
Massey Energy Co., 3.25%, 8/01/15	316	270,180
MEG Energy Corp.:
6.50%, 3/15/21 (c)	600	622,500
6.38%, 1/30/23 (c)	215	220,106
Newfield Exploration Co.:
5.75%, 1/30/22	125	135,000
5.63%, 7/01/24	695	741,044
Northern Oil and Gas, Inc., 8.00%, 6/01/20 (c)	100	101,000
Oasis Petroleum, Inc., 6.88%, 1/15/23	100	101,250

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	15

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
OGX Austria GmbH:
8.50%, 6/01/18 (c)	USD 1,000	$ 881,250
8.38%, 4/01/22 (c)	200	167,000
Peabody Energy Corp.:
6.25%, 11/15/21 (c)	640	632,000
7.88%, 11/01/26	125	129,375
PetroBakken Energy Ltd., 8.63%, 2/01/20 (c)	850	854,250
Pioneer Natural Resources Co., 7.20%, 1/15/28	400	506,420
Precision Drilling Corp.:
6.63%, 11/15/20	25	26,063
6.50%, 12/15/21	10	10,400
QEP Resources, Inc., 5.38%, 10/01/22	510	524,025
Range Resources Corp., 5.00%, 8/15/22	779	802,370
Samson Investment Co., 9.75%, 2/15/20 (c)	78	80,925
Sandridge Energy, Inc.:
7.50%, 3/15/21	570	581,400
8.13%, 10/15/22 (c)	400	416,000
SM Energy Co.:
6.50%, 11/15/21	500	517,500
6.50%, 1/01/23 (c)	55	56,100
Vanguard Natural Resources LLC/VNR Finance Corp., 7.88%, 4/01/20	70	70,175

		16,029,545
Paper & Forest Products – 0.1%
Sappi Papier Holding GmbH:
7.75%, 7/15/17 (c)	200	205,000
8.38%, 6/15/19 (c)	200	205,000

		410,000
Pharmaceuticals – 0.4%
inVentiv Health, Inc., 10.00%, 8/15/18 (c)	800	660,000
Valeant Pharmaceuticals International:
6.75%, 8/15/21 (c)	700	708,750
7.25%, 7/15/22 (c)	700	722,750

		2,091,500
Real Estate Investment Trusts (REITs) – 0.1%
Felcor Lodging LP, 6.75%, 6/01/19	495	523,463
Real Estate Management & Development – 0.3%
Realogy Corp.:
7.88%, 2/15/19 (c)	410	414,100
7.63%, 1/15/20 (c)	1,000	1,073,750

		1,487,850
Road & Rail – 0.2%
The Hertz Corp., 6.75%, 4/15/19 (c)	1,075	1,128,750
Semiconductors & Semiconductor Equipment – 0.1%
Micron Technology, Inc., 2.38%, 5/01/32 (c)	223	211,293
Spansion LLC, 7.88%, 11/15/17	500	480,000

		691,293
Software – 0.6%
First Data Corp.:
7.38%, 6/15/19 (c)	535	558,406
8.25%, 1/15/21 (c)	800	798,000
12.63%, 1/15/21	475	479,750
IMS Health, Inc., 12.50%, 3/01/18 (c)	300	357,000
Interactive Data Corp., 10.25%, 8/01/18	208	235,560
Lawson Software, Inc., 9.38%, 4/01/19 (c)	740	791,800

Corporate Bonds	Par (000)	Value
Software (concluded)
SunGard Data Systems, Inc.:
7.38%, 11/15/18	USD 40	$ 42,500
7.63%, 11/15/20	400	429,500

		3,692,516
Specialty Retail – 0.4%
Claire’s Stores, Inc., 9.00%, 3/15/19 (c)	495	513,563
PC Merger Sub, Inc., 8.88%, 8/01/20 (c)	623	644,805
QVC, Inc.:
7.38%, 10/15/20 (c)	400	447,470
5.13%, 7/02/22 (c)	197	205,311
Sally Holdings LLC/Sally Capital, Inc.:
6.88%, 11/15/19	490	546,963
5.75%, 6/01/22	110	117,563

		2,475,675
Textiles, Apparel & Luxury Goods – 0.1%
Levi Strauss & Co., 6.88%, 5/01/22	540	555,525
Trading Companies & Distributors – 0.4%
Aircastle Ltd., 6.75%, 4/15/17	110	115,500
Ashtead Capital, Inc., 6.50%, 7/15/22 (c)	150	156,000
RSC Equipment Rental, Inc./RSC Holdings III LLC, 8.25%, 2/01/21	1,150	1,247,750
UR Financing Escrow Corp.:
5.75%, 7/15/18 (c)	125	130,625
7.38%, 5/15/20 (c)	20	21,150
7.63%, 4/15/22 (c)	805	856,319

		2,527,344
Wireless Telecommunication Services – 0.7%
Cricket Communications, Inc.:
7.75%, 5/15/16	400	424,000
7.75%, 10/15/20	60	57,300
Digicel Group Ltd., 10.50%, 4/15/18 (c)	320	341,600
MetroPCS Wireless, Inc., 6.63%, 11/15/20	260	262,600
SBA Telecommunications, Inc., 5.75%, 7/15/20 (c)	635	668,337
Sprint Capital Corp., 6.88%, 11/15/28	688	615,760
Sprint Nextel Corp.:
9.00%, 11/15/18 (c)	1,270	1,482,725
7.00%, 3/01/20 (c)	260	283,400

		4,135,722
Total Corporate Bonds – 19.1%		110,977,223

Equity-Linked Notes
Credit Suisse AG (Energy Select Sector SPDR Fund), 8.00%, 8/06/12	28,020	1,922,384
Credit Suisse AG (Materials Select Sector SPDR Fund), 8.00%, 8/24/12	53,220	1,811,246
Deutsche Bank AG (Market Vectors Gold Miners), 8.00%, 8/27/12	43,700	1,857,566
Total Equity-Linked Notes – 1.0%		5,591,196

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Advertising – 0.0%
Affinion Group, Inc., Tranche B Term Loan, 5.00%, 10/09/16	USD 218	$ 189,226
Aerospace & Defense – 0.1%
Sequa Corp., Term Loan, 3.72%, 12/03/14	350	345,450
Airlines – 0.1%
AWAS Finance Luxembourg S.à r.l., Term B Loan, 5.25%, 6/10/16	733	730,514
Auto Components – 0.4%
August LUXUK Holding Co. (Schrader), LUX Term Loan (First Lien), 6.25%, 4/27/18	209	209,129
August US Holding Co., Inc. (Schrader), US Term Loan (First Lien), 6.25%, 4/27/18	161	160,871
Federal-Mogul Corp., Tranche B Term Loan, 2.38%, 12/29/14	797	756,901
The Goodyear Tire & Rubber Co., Loan, (Second Lien), 4.75%, 3/30/19	1,200	1,186,284

		2,313,185
Building Products – 0.1%
Goodman Global, Inc., Initial Term Loan (First Lien), 5.75%, 10/28/16	750	750,000
Chemicals – 0.1%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18	274	271,569
INEOS U.S. Finance LLC, Cash Dollar Term Loan, 6.50%, 5/04/18	529	517,663

		789,232
Commercial Services & Supplies – 0.6%
Altegrity, Inc. (FKA US Investigations Services, Inc.), Tranche D Term Loan, 7.75%, 2/21/15	250	248,437
HD Supply, Inc., Term Loan, 7.25%, 10/12/17	490	497,963
KAR Auction Services, Inc., Term B-1 Loan, 5.00%, 5/19/17	747	751,520
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/15/18	149	143,461
Tervita Corp. (FKA CCS Corp.), Term Loan, 3.45%, 11/14/14	1,249	1,223,721
Tomkins U.S. (Pinafore), Term B-1 Loan, 4.25%, 9/29/16	500	500,940

		3,366,042
Consumer Finance – 0.1%
Trans Union LLC, Replacement Term Loan, 4.75%, 2/10/18	398	399,728
Diversified Financial Services – 0.3%
GMACM Borrower LLC (RFC Borrower LLC):
Term A-1 Loan, 5.00%, 11/18/13	715	718,132
Term A-2 Loan, 7.25%, 11/18/13	70	70,642
Nuveen Investments, Inc., New Second-Lien Term Loan, 8.25%, 2/28/19	750	753,750

		1,542,524
Diversified Telecommunication Services – 0.6%
Avaya, Inc., Term B-1 Loan, 3.24%, 10/24/14	109	101,176
Hawaiian Telcom Communications, Inc., Term Loan, 7.00%, 2/28/17	500	499,065
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings Ltd.), Tranche B Term Loan, 5.25%, 4/02/18	1,657	1,657,485

Floating Rate Loan Interests (a)	Par (000)	Value
Diversified Telecommunication Services (concluded)
Level 3 Communications, Inc., Term B-2 Loan, 5.75%, 9/01/18	USD 1,000	$ 1,002,190

		3,259,916
Electrical Equipment – 0.1%
Schaeffler AG, Term C-2 Loan, 5.22%, 1/27/17	750	751,500
Health Care Equipment & Supplies – 0.1%
Bausch & Lomb, Inc., Parent Term Loan, 5.25%, 5/17/19	385	384,580
DJO Finance LLC (ReAble Therapeutics Finance LLC), Tranche B-3 Term Loan, 6.25%, 9/15/17	299	299,100

		683,680
Health Care Providers & Services – 0.1%
HCA, Inc., Tranche B-3 Term Loan, 3.50%, 5/01/18	290	284,977
LHP Operations Co. LLC, Term B Loan, 8.75%, 7/03/18	125	125,000

		409,977
Hotels, Restaurants & Leisure – 0.4%
Alpha Topco Ltd. (Formula One), Facility B (USD), 5.75%, 4/28/17	997	998,527
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-2 Loan, 3.25%, 1/28/15	1,000	910,140
Six Flags Theme Parks, Inc., Tranche B Term Loan, 4.25%, 12/20/18	500	499,195
Stackbridge/SBE Holdings, Term B Loan, 13.00%, 5/02/17	170	166,813

		2,574,675
Independent Power Producers & Energy Traders – 0.3%
Calpine Corp., Term B Loan, 4.50%, 4/01/18	1,000	1,004,380
The AES Corp., Term B Loan, 4.25%, 6/01/18	500	500,280

		1,504,660
Insurance – 0.1%
Asurion LLC (FKA Asurion Corp.), First Lien Term Loan, 5.50%, 5/24/18	619	616,463
Internet Software & Services – 0.3%
Zayo Group LLC/Zayo Capital, Inc., Term Loan, 7.13%, 6/30/19	1,500	1,515,945
IT Services – 0.1%
Booz Allen Hamilton, Inc, Initial Tranche B Term Loan, 4.75%, 7/23/19	255	255,765
Machinery – 0.3%
Rexnord LLC/RBS Global, Inc., Term B Loan, 5.00%, 4/01/18	647	649,525
Wabash National, Initial Term Loan, 6.00%, 5/08/19	913	905,135

		1,554,660
Media – 0.6%
Eastman Kodak Co., Term Loan (DIP), 8.50%, 7/20/13	35	34,923
EMI Group North America Holdings, Inc. (MTL Publishing LLC), Term Loan B, 6.00%, 2/07/18	750	753,435

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	17

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (a)	Par (000)	Value
Media (concluded)
Kabel Deutschland GmbH, Facility F, 4.25%, 2/01/19	USD 1,000	$ 997,080
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	750	760,080
Univision Communications, Inc., Extended First-Lien Term Loan, 4.50%, 3/31/17	750	717,773
WideOpenWest Finance LLC, Term B Loan, 6.25%, 7/17/18	155	153,334
Wolverine Healthcare Analytics, Inc., Term B Loan, 6.75%, 6/06/19	140	140,059

		3,556,684
Metals & Mining – 0.5%
Constellium Holdco BV, Initial Term Loan, 9.25%, 5/25/18	750	735,000
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	647	663,518
Novelis, Inc., Term B Loan, 4.00%, 3/10/17	748	741,241
Walter Energy, Inc. (FKA Walter Industries, Inc.), B Term Loan, 4.00%, 4/02/18	978	963,139

		3,102,898
Multiline Retail – 0.1%
Party City Holdings, Inc., Term Loan, 5.00%, 7/15/19	265	265,331
Savers, Inc., Term B Loan, 6.25%, 7/09/19	70	70,613

		335,944
Oil, Gas & Consumable Fuels – 0.5%
Chesapeake Energy Corp., Loan, 8.50%, 12/02/17	1,335	1,331,115
EP Energy LLC, Term Loan, 6.50%, 5/24/18	750	758,437
Gibson Energy ULC, Tranche B Term Loan, 4.75%, 6/15/18	499	499,164
MEG Energy Corp., Term B Loan, 4.00%, 3/18/18	500	499,790

		3,088,506
Pharmaceuticals – 0.0%
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term B-3 Loan, 6.75%, 5/15/18	249	235,031
Real Estate Investment Trusts (REITs) – 0.1%
iStar Financial, Inc., Tranche A-1 Loan, 5.00%, 6/28/13	834	831,658
Software – 0.1%
Lawson Software, Inc. (FKA SoftBrands, Inc.), Tranche B Term Loan, 6.25%, 4/05/18	703	708,856
Misys Plc, Term C Loan, 12.00%, 2/19/19	70	68,032

		776,888
Specialty Retail – 0.3%
Claire’s Stores, Inc., Term B Loan, 3.06%, 5/29/14	185	176,497
Hupah Finance, Inc., Initial Term Loan, 6.25%, 1/19/19	748	752,487
Michaels Stores, Inc., B-2 Term Loan, 5.00%, 7/31/16	310	311,680
The Yankee Candle Company, Inc., Initial Term Loan, 5.25%, 4/02/19	200	199,861

		1,440,525
Total Floating Rate Loan Interests – 6.4%		36,921,276

Investment Companies	Shares	Value
BlackRock Floating Rate Income Portfolio, Institutional Class (e)	2,692,272	$ 27,622,712
BlackRock GNMA Portfolio, BlackRock Class (e)	3,097,413	32,336,996
BlackRock High Yield Bond Portfolio, BlackRock Class (e)	1,679,113	13,113,875
BlackRock Low Duration Bond Portfolio, BlackRock Class (e)	6,594,444	64,295,832
Eaton Vance Tax-Advantaged Global Dividend Income Fund	229,244	3,154,397
iShares Barclays MBS Bond Fund (e)	55,305	6,031,010
iShares iBoxx $ High Yield Corporate Bond Fund (e)	340,630	31,235,771
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	271,517	4,466,455
Total Investment Companies – 31.4%		182,257,048

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations – 4.4%
Banc of America Funding Corp., Series 2006-D, Class 6A1 5.22%, 5/20/36	USD 1,510	1,028,043
Banc of America Mortgage Securities, Inc., Series 2004-L, Class 4A1, 5.11%, 1/25/35 (a)	151	149,117
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 14A1, 5.36%, 11/25/34 (a)	1,162	1,013,890
Citimortgage Alternative Loan Trust, Series 2007-A1, Class 1A5, 6.00%, 1/25/37	368	270,226
Countrywide Alternative Loan Trust:
Series 2005-46CB, Class A20, 5.50%, 10/25/35	686	568,110
Series 2005-64CB, Class 1A1 5.50%, 12/25/35	356	262,925
Series 2005-86CB, Class A8, 5.50%, 2/25/36	555	476,688
Series 2006-11CB, Class 1A5 6.00%, 5/25/36	2,970	1,997,099
Series 2006-15CB, Class A1 6.50%, 6/25/36	3,125	2,030,802
Series 2006-20CB, Class A9, 6.00%, 7/25/36	1,719	962,581
Series 2006-43CB, Class 1A4 6.00%, 2/25/37	757	551,486
Series 2007-15CB, Class A7 6.00%, 7/25/37	1,104	822,258
Series 2007-16CB, Class 1A7, 6.00%, 8/25/37	555	432,533
Series 2007-18CB, Class 2A25 6.00%, 8/25/37	1,250	965,720
Series 2007-9T1, Class 2A1 6.00%, 5/25/37	758	507,413
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	563	399,869

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-15, Class A1, 5.50%, 8/25/35	USD 108	$ 105,906
Series 2006-OA5, Class 2A1, 0.45%, 4/25/46 (a)	155	93,354
Series 2007-15, Class 1A29 6.25%, 9/25/37	1,887	1,671,285
Series 2007-16, Class A1, 6.50%, 10/25/37	299	264,603
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1 4.50%, 10/25/21	1,681	1,574,576
GMAC Mortgage Corp Loan Trust, Series 2005-AR2, Class 4A, 4.95%, 5/25/35 (a)	296	279,269
GSR Mortgage Loan Trust, Series 2006-4F, Class 1A1, 5.00%, 5/25/36	297	267,741
Indymac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2A1 6.50%, 7/25/37	3,388	1,848,829
Indymac Index Mortgage Loan Trust:
Series 2006-AR3, Class 3A1A, 4.90%, 4/25/36 (a)	756	458,837
Series 2007-AR15, Class 1A1, 5.17%, 8/25/37 (a)	414	247,011
Series 2007-AR15, Class 2A1, 4.80%, 8/25/37 (a)	696	495,299
Prime Mortgage Trust:
Series 2006-DR1, Class 1A2, 6.00%, 5/25/35 (c)	712	698,387
Series 2006-DR1, Class 2A1, 5.50%, 5/25/35 (c)	1,131	989,790
Residential Accredit Loans, Inc.:
Series 2005-QS1, Class A5, 5.50%, 1/25/35	267	249,535
Series 2006-QS12, Class 2A4, 6.00%, 9/25/36-3/25/37	1,173	781,349
Residential Asset Securitization Trust, Series 2006-A15, Class A12 6.25%, 1/25/37	773	501,483
Residential Funding Mortgage Securities I, Series 2007-S7, Class A20, 6.00%, 7/25/37	284	253,494
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 5.19%, 4/25/47 (a)	1,202	825,285
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-8, Class A5 6.13%, 10/25/36 (b)	2,387	1,532,489
Total Non-Agency Mortgage-Backed Securities – 4.4%		25,577,282

Preferred Securities
Capital Trusts
Capital Markets – 0.1%
State Street Capital Trust III, 5.46% (a)(f)	450	452,430
Commercial Banks – 0.9%
BNP Paribas SA, 5.19% (c)(f)	1,000	860,000

Preferred Securities	Par (000)	Value
Commercial Banks (concluded)
RBS Capital Trust I, 4.71% (f)	USD 1,000	$ 605,000
RBS Capital Trust II, 6.43% (f)	500	377,500
Wachovia Capital Trust III, 5.57% (f)	2,000	1,980,000
Wells Fargo & Co., 7.98% (a)(f)	1,450	1,624,000

		5,446,500
Consumer Finance – 0.3%
American Express Co., 6.80%, 9/01/66 (a)	600	637,500
Capital One Capital V, 10.25%, 8/15/39	200	207,000
Capital One Capital VI, 8.88%, 5/15/40	1,050	1,066,655

		1,911,155
Diversified Financial Services – 2.5%
AON Corp., 8.21%, 1/01/27	1,500	1,764,751
Bank of America Corp., 8.00% (a)(f)	3,200	3,447,712
General Electric Capital Corp.:
6.25% (f)	2,000	2,045,840
7.13% (f)	3,000	3,245,970
6.38%, 11/15/67 (a)	750	790,575
JPMorgan Chase & Co., 7.90% (a)(f)	1,550	1,710,518
ZFS Finance USA Trust II, 6.45%, 12/15/65 (a)(c)	1,200	1,236,000

		14,241,366
Insurance – 3.3%
ACE Capital Trust II, 9.70%, 4/01/30	3,000	4,230,000
The Allstate Corp.:
6.13%, 5/15/67 (a)	500	507,500
6.50%, 5/15/67 (a)	300	309,000
American International Group, Inc., 8.18%, 5/15/68 (a)	3,000	3,420,000
Chubb Corp., 6.38%, 3/29/67 (a)	1,575	1,645,875
Genworth Financial, Inc., 6.15%, 11/15/66 (a)	600	349,500
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (a)	250	274,687
Liberty Mutual Group, Inc., 10.75%, 6/15/88 (a)(c)	500	692,500
Lincoln National Corp., 7.00%, 5/17/66 (a)	350	347,375
MetLife Capital Trust IV, 7.88%, 12/15/67 (c)	550	627,000
MetLife Capital Trust X, 9.25%, 4/08/68 (c)	200	249,000
MetLife, Inc., 6.40%, 12/15/66	500	522,239
Nationwide Financial Services, Inc., 6.75%, 5/15/67	900	877,285
Prudential Financial, Inc., 8.88%, 6/15/68 (a)	3,000	3,585,984
Swiss Re Capital I LP, 6.85% (a)(c)(f)	1,100	1,075,817
XL Group Plc, 6.50% (a)(f)	750	650,625

		19,364,387
Multi-Utilities – 0.0%
Dominion Resources, Inc., 7.50%, 6/30/66 (a)	250	270,000
Oil, Gas & Consumable Fuels – 0.1%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)	250	272,500
Total Capital Trusts – 7.2%		41,958,338

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	19

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio

Preferred Stocks	Shares	Value
Commercial Banks – 0.2%
Ally Financial, Inc., 7.00% (c)	950	$ 853,694
Diversified Financial Services – 0.0%
Citigroup, Inc., 7.50%	1,900	163,096
Total Preferred Stocks – 0.2%		1,016,790

Trust Preferreds
Aerospace & Defense – 0.6%
United Technologies Corp., 7.50%, 8/01/15	60,000	3,165,000
Commercial Banks – 1.3%
U.S. Bancorp, 6.00% (f)	272,000	7,431,040
Diversified Financial Services – 0.8%
Citigroup Capital XIII, 7.88%, 10/30/40 (a)	178,000	4,875,420
Total Trust Preferreds – 2.7%		15,471,460
Total Preferred Securities – 10.1%		58,446,588
Total Long-Term Investments (Cost – $573,609,207) – 100.8%		584,941,729

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15% (e)(g)	25,430,547	$25,430,547
Total Short-Term Securities (Cost – $25,430,547) – 4.4%		25,430,547
Total Investments (Cost – $599,039,754) – 105.2%		610,372,276
Liabilities in Excess of Other Assets – (5.2)%		(30,116,141)
Net Assets – 100.0%		$580,256,135

(a)	Variable rate security. Rate shown is as of report date.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(e)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2011	Shares Purchased		Shares Sold	Shares Held at July 31, 2012	Value at July 31, 2012	Realized Gain (Loss)	Income
BlackRock Floating Rate Income, Institutional Class	–	2,692,272		–	2,692,272	$27,622,712	–	$272,105
BlackRock GNMA Portfolio, BlackRock Class	–	3,831,571		734,158	3,097,413	$32,336,996	$(28,039)	$195,442
BlackRock High Yield Bond Portfolio, BlackRock Class	188,159	10,191,213		8,700,259	1,679,113	$13,113,875	$643,259	$855,612
BlackRock International Bond Portfolio, BlackRock Class	18,638	7,131		25,769	–	–	$(7,484)	$1,977
BlackRock Low Duration Bond Portfolio, BlackRock Class	224,382	9,580,549		3,210,487	6,594,444	$64,295,832	$38,249	$397,312
BlackRock Liquidity Funds, TempFund, Institutional Class	344,490	25,086,057	[1]	–	25,430,547	$25,430,547	$32	$6,222
iShares Barclays MBS Bond Fund	–	55,305		–	55,305	$6,031,010	–	$10,480
iShares iBoxx $ High Yield Corporate Bond Fund	–	484,037		143,407	340,630	$31,235,771	$(538,524)	$180,377
iShares JPMorgan USD Emerging Markets Bond Fund	–	18,468		18,468	–	–	$28,633	$8,140

[1] Represents net shares purchased.

(f)	Security is perpetual in nature and has no stated maturity date.
(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JULY 31, 2012

Schedule of Investments (continued)	BlackRock Multi-Asset Income Portfolio

—	Foreign currency exchange contracts as of July 31, 2012 were as follows:

Currency Purchased	Currency Sold	Counter- party	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 3,897,000	USD 6,116,731	State Street Corp.	8/02/12	$(6,860)
USD 532,909	GBP 344,000	Goldman Sachs Group, Inc.	8/02/12	(6,428)
USD 1,835,036	GBP 1,172,000	State Street Corp.	8/02/12	(2,472)
USD 3,865,053	GBP 2,381,000	State Street Corp.	8/02/12	132,027
USD 1,386,475	SEK 9,980,000	JPMorgan Chase & Co.	8/09/12	(80,445)
USD 203,746	SEK 1,436,000	State Street Corp.	8/09/12	(7,326)
CHF 1,304,000	JPY 102,411,856	Citigroup, Inc.	9/06/12	25,466
JPY 179,365,000	GBP 1,481,847	Goldman Sachs Group, Inc.	9/06/12	(26,464)
JPY 32,025,000	GBP 259,365	State Street Corp.	9/06/12	3,449
JPY 172,856,468	GBP 1,418,000	State Street Corp.	9/06/12	(9,705)
JPY 12,830,202	CHF 155,000	State Street Corp.	9/06/12	5,387
JPY 93,511,594	CHF 1,149,000	State Street Corp.	9/06/12	19,470
USD 578,059	EUR 471,500	Citigroup, Inc.	10/22/12	(2,698)
USD 6,116,361	GBP 3,897,000	State Street Corp.	11/01/12	6,559

Total				$49,960

—

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

—

Fair Value Measurements – Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

—	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets and liabilities

—

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

—

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	–	$938,206	–	$938,206
Common Stocks	$ 98,207,835	66,025,075	–	164,232,910
Corporate Bonds	–	110,977,223	–	110,977,223
Equity-Linked Notes	–	–	$5,591,196	5,591,196
Floating Rate Loan Interests	–	34,347,759	2,573,517	36,921,276
Investment Companies	182,257,048	–	–	182,257,048
Non-Agency Mortgage-Backed Securities	–	25,577,282	–	25,577,282
Preferred Securities	16,488,250	41,958,338	–	58,446,588
Short-Term Securities	25,430,547	–	–	25,430,547
Total	$322,383,680	$279,823,883	$ 8,164,713	$610,372,276

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	–	$192,358	–	$192,358
Liabilities:
Foreign currency exchange contracts	–	(142,398)	–	(142,398)
Total	–	$49,960	–	$49,960

[1]	Derivative financial instruments are foreign currency exchange contracts which are valued at the unrealized appreciation/depreciation on the instrument.

There were no transfers between levels during the year ended July 31, 2012.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	21

Schedule of Investments (concluded)	BlackRock Multi-Asset Income Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Equity-Linked Notes	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of July 31, 2011	–	–	–
Transfers into Level 3[2]	–	–	–
Transfers out of Level 3[2]	–	–	–
Accrued discounts/premiums	–	$1,298	$1,298
Net realized gain (loss)	–	13	13
Net change in unrealized appreciation/depreciation[3]	$(917,115)	29,583	(887,532)
Purchases	6,508,311	2,543,311	9,051,622
Sales	–	(688)	(688)
Closing Balance, as of July 31, 2012	$5,591,196	$2,573,517	$8,164,713

[2]	Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of July 31, 2012 was $(887,532).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2012, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$619	–	–	$619
Foreign currency at value	551	–	–	551
Total	$1,170	–	–	$1,170

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	JULY 31, 2012

Statements of Assets and Liabilities

July 31, 2012	BlackRock Global Dividend Income Portfolio	BlackRock Multi-Asset Income Portfolio
Assets
Investments at value – unaffiliated[1]	$1,083,225,312	$410,305,533
Investments at value – affiliated[2]	28,550,221	200,066,743
Cash	–	619
Foreign currency at value[3]	174	551
Investments sold receivable	–	1,348,834
Unrealized appreciation on foreign currency exchange contracts	3,546,549	192,358
Capital shares sold receivable	2,604,486	12,351,102
Dividends receivable	4,274,489	939,038
Interest receivable	–	2,967,889
Receivable from advisor	–	71,496
Prepaid expenses	94,796	60,596

Total assets	1,122,296,027	628,304,759

Liabilities
Investments purchased payable	–	44,897,073
Unrealized depreciation on foreign currency exchange contracts	1,674,660	142,398
Income dividends payable	–	721,583
Capital shares redeemed payable	2,385,661	1,804,424
Investment advisory fees payable	550,902	88,272
Service and distribution fees payable	278,715	164,384
Other affiliates payable	71,760	19,665
Officer’s and Trustees’ fees payable	5,742	3,364
Other accrued expenses payable	481,502	207,461

Total liabilities	5,448,942	48,048,624

Net Assets	$1,116,847,085	$580,256,135

Net Assets Consist of
Paid-in capital	$1,046,715,574	$569,146,215
Undistributed (distributions in excess of) net investment income	1,337,306	(43,713)
Accumulated net realized loss	(25,047,696)	(230,632)
Net unrealized appreciation/depreciation	93,841,901	11,384,265

Net Assets	$1,116,847,085	$580,256,135

Net Asset Value
Institutional
Net assets	$492,113,227	$204,777,107

Shares outstanding[4]	48,565,090	19,426,608

Net asset value	$10.13	$10.54

Investor A
Net assets	$383,912,010	$191,738,492

Shares outstanding[4]	37,994,022	18,211,189

Net asset value	$10.10	$10.53

Investor C
Net assets	$240,821,848	$183,740,536

Shares outstanding[4]	23,939,596	17,473,122

Net asset value	$10.06	$10.52

[1] Investments at cost – unaffiliated	$991,236,043	$400,554,309
[2] Investments at cost – affiliated	$28,550,221	$198,485,445
[3] Foreign currency at cost	$172	$537
[4] Unlimited number of shares authorized, $0.001 par value

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	23

Statements of Operations

Year Ended July 31, 2012	BlackRock Global Dividend Income Portfolio	BlackRock Multi-Asset Income Portfolio
Investment Income
Dividends – unaffiliated	$37,140,924	$2,357,766
Foreign taxes withheld	(2,430,192)	(142,700)
Dividends – affiliated	41,182	1,927,667
Interest	–	4,309,819
Total income	34,751,914	8,452,552

Expenses
Investment advisory	5,108,212	678,448
Service and distribution – class specific	2,625,095	547,049
Transfer agent – class specific	859,923	122,453
Administration	601,931	113,445
Administration – class specific	212,193	36,780
Registration	204,790	101,090
Professional	88,148	145,689
Custodian	70,699	14,136
Printing	56,683	61,853
Officer and Trustees	36,452	18,141
Miscellaneous	35,781	20,821
Recoupment of past waived fees	4,131	–
Recoupment of past waived fees – class specific	69,825	3,082
Total expenses	9,973,863	1,862,987
Less fees waived by advisor	(22,805)	(297,258)
Less administration fees waived	–	(3,252)
Less administration fees waived – class specific	(188)	(34,169)
Less transfer agent fees waived – class specific	(19)	(2,010)
Less transfer agent fees reimbursed – class specific	–	(102,830)
Less expenses reimbursed by advisor	–	(24,452)
Total expenses after fees waived and reimbursed	9,950,851	1,399,016
Net investment income	24,801,063	7,053,536

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(24,659,520)	(202,264)
Investments – affiliated	–	136,094
Capital gain distributions received from affiliated underlying funds	697	32
Capital gain distributions received from unaffiliated underlying funds	–	13,204
Financial futures contracts	–	52,857
Foreign currency transactions	(975,573)	(121,218)
	(25,634,396)	(121,295)
Net change in unrealized appreciation/depreciation on:
Investments – unaffiliated	76,723,415	9,249,396
Investments – affiliated	–	1,387,701
Foreign currency translations	1,898,830	51,652
	78,622,245	10,688,749
Total realized and unrealized gain	52,987,849	10,567,454
Net Increase in Net Assets Resulting from Operations	$77,788,912	$17,620,990

See Notes to Financial Statements

24	BLACKROCK FUNDS II	JULY 31, 2012

Statements of Changes in Net Assets

	BlackRock Global Dividend Income Portfolio		BlackRock Multi-Asset Income Portfolio
	Year Ended July 31,		Year Ended July 31,
Increase in Net Assets:	2012	2011	2012	2011
Operations
Net investment income	$24,801,063	$5,474,044	$7,053,536	$175,484
Net realized loss	(25,634,396)	(987,944)	(121,295)	(20,804)
Net change in unrealized appreciation/depreciation	78,622,245	15,166,030	10,688,749	521,960

Net increase in net assets resulting from operations	77,788,912	19,652,130	17,620,990	676,640

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(10,639,131)	(1,485,121)	(2,868,454)	(91,970)
Investor A	(8,537,792)	(1,574,252)	(2,262,213)	(50,006)
Investor C	(3,829,339)	(743,481)	(1,851,210)	(42,288)
Net realized gain:
Institutional	(147,015)	–	–	–
Investor A	(147,856)	–	–	–
Investor C	(80,094)	–	–	–

Decrease in net assets resulting from dividends and distributions to shareholders	(23,381,227)	(3,802,854)	(6,981,877)	(184,264)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	620,419,204	424,062,424	561,564,661	2,995,193

Net Assets
Total increase in net assets	674,826,889	439,911,700	572,203,774	3,487,569
Beginning of year	442,020,196	2,108,496	8,052,361	4,564,792

End of year	$1,116,847,085	$442,020,196	$580,256,135	$8,052,361

Undistributed (distributions in excess of) net investment income	$1,337,306	$462,725	$(43,713)	$19,049

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	25

Financial Highlights	BlackRock Global Dividend Income Portfolio

	Institutional									Investor A
	Year Ended July 31,							Period April 7, 2008[1] to		Year Ended July 31,							Period April 7, 2008[1] to
	2012	2011		2010		2009		July 31, 2008		2012	2011		2010		2009		July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.79	$8.69		$7.81		$9.54		$10.00		$9.77	$8.68		$7.81		$9.54		$10.00
Netinvestmentincome[2]	0.32	0.36		0.34		0.32		0.12		0.28	0.33		0.35		0.29		0.11
Net realized and unrealized gain (loss)	0.29	0.97		0.83		(1.73)		(0.50)		0.30	0.98		0.79		(1.72)		(0.49)
Net increase (decrease) from investment operations	0.61	1.33		1.17		(1.41)		(0.38)		0.58	1.31		1.14		(1.43)		(0.38)
Dividends and distributions from:
Net investment income	(0.27)	(0.23)		(0.29)		(0.32)		(0.08)		(0.25)	(0.22)		(0.27)		(0.30)		(0.08)
Net realized gain	(0.00)[3]	–		–		–		–		(0.00)[3]	–		–		–		–
Total dividends and distributions	(0.27)	(0.23)		(0.29)		(0.32)		(0.08)		(0.25)	(0.22)		(0.27)		(0.30)		(0.08)
Net asset value, end of period	$10.13	$9.79		$8.69		$7.81		$9.54		$10.10	$9.77		$8.68		$7.81		$9.54

Total Investment Return[4]
Based on net asset value	6.33%	15.41%		15.03%		(14.53)%		(3.74)%	[5]	6.00%	15.14%		14.66%		(14.71)%		(3.76)%	[5]

Ratios to Average Net Assets
Total expenses	0.86%	0.99%	[6]	7.86%	[7]	15.29%	[8]	18.98%	[9,10,11]	1.11%	1.23%	[6]	8.58%	[7]	16.60%	[8]	17.76%	[9,10,11]
Total expenses excluding recoupment of past waived fees	0.85%	0.99%	[6]	7.86%	[7]	15.29%	[8]	18.98%	[9,10,11]	1.10%	1.23%	[6]	8.58%	[7]	16.60%	[8]	17.76%	[9,10,11]
Total expenses after fees waived and reimbursed	0.86%	0.89%	[6]	0.75%	[7]	0.75%	[8]	0.75%	[9,10]	1.11%	1.14%	[6]	1.00%	[7]	1.00%	[8]	1.00%	[9,10]
Net investment income	3.25%	3.65%	[6]	3.97%	[7]	4.25%	[8]	3.72%	[9,10]	2.93%	3.38%	[6]	4.05%	[7]	3.92%	[8]	3.41%	[9,10]

Supplemental Data
Net assets, end of period (000)	$492,113	$154,543		$1,338		$1,105		$1,242		$383,912	$178,933		$629		$224		$55
Portfolio turnover	24%	14%		3%		30%		91%		24%	14%		3%		30%		91%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.
[9]	Annualized.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[11]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A Shares would have been 20.47% and 20.53%, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	JULY 31, 2012

Financial Highlights	BlackRock Global Dividend Income Portfolio

	Investor C
	Year Ended July 31,							Period April 7, 2008[1] to
	2012	2011		2010		2009		July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.74	$8.67		$7.81		$9.54		$10.00
Net investment income[2]	0.21	0.26		0.26		0.22		0.09
Net realized and unrealized gain (loss)	0.30	0.98		0.81		(1.71)		(0.49)
Net increase (decrease) from investment operations	0.51	1.24		1.07		(1.49)		(0.40)
Dividends and distributions from:
Net investment income	(0.19)	(0.17)		(0.21)		(0.24)		(0.06)
Net realized gain	(0.00)[3]	–		–		–		–
Total dividends and distributions	(0.19)	(0.17)		(0.21)		(0.24)		(0.06)
Net asset value, end of period	$10.06	$9.74		$8.67		$7.81		$9.54

Total Investment Return[4]
Based on net asset value	5.32%	14.40%		13.72%		(15.37)%		(3.98)%	[5]

Ratios to Average Net Assets
Total expenses	1.86%	1.95%	[6]	9.13%	[7]	19.54%	[8]	20.18%	[9,10,11]
Total expenses excluding recoupment of past waived fees	1.85%	1.95%	[6]	9.13%	[7]	19.54%	[8]	20.18%	[9,10,11]
Total expenses after fees waived and reimbursed	1.86%	1.88%	[6]	1.75%	[7]	1.75%	[8]	1.75%	[9,10]
Net investment income	2.22%	2.69%	[6]	3.03%	[7]	3.00%	[8]	2.72%	[9,10]

Supplemental Data
Net assets, end of period (000)	$240,822	$108,544		$141		$75		$19
Portfolio turnover	24%	14%		3%		30%		91%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $(0.01) per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.
[9]	Annualized.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[11]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 21.66%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	27

Financial Highlights	BlackRock Multi-Asset Income Portfolio

	Institutional										Investor A
	Year Ended July 31,								Period April 7, 2008[1] to		Year Ended July 31,								Period April 7, 2008[1] to
	2012		2011		2010		2009		July 31, 2008		2012		2011		2010		2009		July 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$10.13		$9.26		$8.38		$9.63		$10.00		$10.13		$9.25		$8.37		$9.63		$10.00
Net investment income[2]	0.53		0.32		0.39		0.42		0.15		0.50		0.29		0.37		0.39		0.14
Net realized and unrealized gain (loss)	0.28		0.90		0.85		(1.24)		(0.42)		0.28		0.91		0.85		(1.24)		(0.41)
Net increase (decrease) from investment operations	0.81		1.22		1.24		(0.82)		(0.27)		0.78		1.20		1.22		(0.85)		(0.27)
Dividends from net investment income	(0.40)		(0.35)		(0.36)		(0.43)		(0.10)		(0.38)		(0.32)		(0.34)		(0.41)		(0.10)
Net asset value, end of period	$10.54		$10.13		$9.26		$8.38		$9.63		$10.53		$10.13		$9.25		$8.37		$9.63

Total Investment Return[3]
Based on net asset value	8.22%		13.36%		15.06%		(8.18)%		(2.72)%	[4]	7.89%		13.16%		14.82%		(8.50)%		(2.75)%	[4]

Ratios to Average Net Assets
Total expenses	0.85%	[5]	2.62%	[6]	4.47%	[7]	9.32%	[6]	12.51%	[8,9,10]	1.12%	[5]	2.90%	[6]	4.83%	[7]	10.54%	[6]	11.77%	[8,9,10]
Total expenses after fees waived and reimbursed	0.55%	[5]	0.55%	[6]	0.55%	[7]	0.55%	[6]	0.55%	[8,9]	0.80%	[5]	0.80%	[6]	0.80%	[7]	0.80%	[6]	0.80%	[8,9]
Net investment income	5.10%	[5]	3.24%	[6]	4.29%	[7]	5.29%	[6]	4.64%	[8,9]	4.73%	[5]	2.89%	[6]	4.11%	[7]	5.05%	[6]	4.33%	[8,9]

Supplemental Data
Net assets, end of period (000)	$204,777		$2,848		$2,280		$1,697		$1,914		$191,738		$2,817		$749		$251		$99
Portfolio turnover	94%		11%		12%		32%		73%		94%		11%		12%		32%		73%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.
[8]	Annualized.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.
[10]

Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional and Investor A Shares would have been 13.45% and 13.61%, respectively.

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	JULY 31, 2012

Financial Highlights	BlackRock Multi-Asset Income Portfolio

	Investor C
									Period April 7,
	Year Ended July 31,								2008[1] to July 31, 2008
	2012		2011		2010		2009
Per Share Operating Performance
Net asset value, beginning of period	$10.13		$9.23		$8.36		$9.62		$10.00
Net investment income[2]	0.42		0.22		0.30		0.33		0.11
Net realized and unrealized gain (loss)	0.28		0.90		0.85		(1.24)		(0.40)
Net increase (decrease) from investment operations	0.70		1.12		1.15		(0.91)		(0.29)
Dividends from net investment income	(0.31)		(0.22)		(0.28)		(0.35)		(0.09)
Net asset value, end of period	$10.52		$10.13		$9.23		$8.36		$9.62

Total Investment Return[3]
Based on net asset value	7.10%		12.32%		13.91%		(9.14)%		(2.93)%	[4]

Ratios to Average Net Assets
Total expenses	1.85%	[5]	3.69%	[6]	5.54%	[7]	11.60%	[6]	10.78%	[8,9,10]
Total expenses excluding recoupment of past waived fees	1.84%	[5]	3.69%	[6]	5.54%	[7]	11.60%	[6]	10.78%	[8,9,10]
Total expenses after fees waived and reimbursed	1.55%	[5]	1.55%	[6]	1.55%	[7]	1.55%	[6]	1.46%	[8,9]
Net investment income	3.99%	[5]	2.21%	[6]	3.36%	[7]	4.29%	[6]	3.62%	[8,9]

Supplemental Data
Net assets, end of period (000)	$183,741		$2,387		$1,537		$795		$284
Portfolio turnover	94%		11%		12%		32%		73%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.
[8]	Annualized.
[9]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.
[10]	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Investor C Shares would have been 13.32%.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2012	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Global Dividend Income Portfolio (“Global Dividend Income”) and BlackRock Multi-Asset Income Portfolio (“Multi-Asset Income”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as non-diversified. Multi-Asset Income generally will invest a portion of its assets in other registered investment companies, some of which may be managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. By owning shares of other registered investment companies, Multi-Asset Income indirectly invests, to varying degrees, in fixed income securities of domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the other registered investment companies may invest in derivatives. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Funds’ pricing vendors, a regular

30	BLACKROCK FUNDS II	JULY 31, 2012

Notes to Financial Statements (continued)

review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Multi-Asset Income may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If Multi-Asset Income has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Multi-Asset Income may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Multi-Asset Income may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is

BLACKROCK FUNDS II	JULY 31, 2012	31

Notes to Financial Statements (continued)

lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, Multi-Asset Income may not fully recoup its initial investment in IOs.

Equity-Linked Notes: Multi-Asset Income may invest in equity-linked notes to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, Multi-Asset Income purchases a note from a bank or broker-dealer and in return, the issuer provides for interest payments during the term of the note linked to the performance of the underlying reference instrument, often subject to a cap on the interest payments. At maturity or when the security is sold, Multi-Asset Income will either settle by taking physical delivery of the underlying reference instrument or by payment of a cash settlement amount equal to the value of the note at termination or maturity. The daily change in value is included in net change in unrealized appreciation/depreciation on investments on the Statements of Operations. Interest accruals are included in interest income on the Statements of Operations. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the issuer which is a bank or broker-dealer. Multi-Asset Income must rely on the creditworthiness of the issuer for its investment returns.

Capital Trusts: Multi-Asset Income may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Multi-Asset Income may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Multi-Asset Income may invest in floating rate loan interests. The floating rate loan interests Multi-Asset Income holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Multi-Asset Income may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. Multi-Asset Income considers these investments to be investments in debt securities for purposes of its investment policies.

When Multi-Asset Income purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, Multi-Asset Income may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by Multi-Asset Income upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. Multi-Asset Income may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. Multi-Asset Income may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in Multi-Asset Income having a contractual relationship only with the lender, not with the borrower. Multi-Asset Income will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, Multi-Asset Income generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and Multi-Asset Income may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, Multi-Asset Income will assume the credit risk of both the borrower and the lender

32	BLACKROCK FUNDS II	JULY 31, 2012

Notes to Financial Statements (continued)

that is selling the Participation. Multi-Asset Income’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, Multi-Asset Income may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in Multi-Asset Income having a direct contractual relationship with the borrower, and Multi-Asset Income may enforce compliance by the borrower with the terms of the loan agreement.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, may be treated as a tax return of capital. Dividends from net investment income are declared and paid at least quarterly for Global Dividend Income. Effective June 5, 2012, Multi-Asset Income’s dividends from net investment income are declared daily and paid monthly. Prior to June 5, 2012, dividends from net investment income were declared and paid monthly. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended July 31, 2012. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or

BLACKROCK FUNDS II	JULY 31, 2012	33

Notes to Financial Statements (continued)

if the counterparty does not perform under the contract. The Funds’ maxi-mum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Multi-Asset Income purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between Multi-Asset Income and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, Multi-Asset Income agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by Multi-Asset Income as unrealized appreciation or depreciation. When the contract is closed, Multi-Asset Income records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2012
	Asset Derivatives
		Global Dividend Income	Multi-Asset Income
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$3,546,549	$192,358

	Liability Derivatives
		Global Dividend Income	Multi-Asset Income
	Statements of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange	$(1,674,660)	$(142,398)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended July 31, 2012
	Net Realized Gain (Loss) From
	Global Dividend Income	Multi-Asset Income
Foreign currency exchange contracts:
Foreign currency transactions	$(1,378,177)	$39,372
Equity contracts:
Financial futures contracts	–	52,857
Total	$(1,378,177)	$92,229

34	BLACKROCK FUNDS II	JULY 31, 2012

Notes to Financial Statements (continued)

Net Change in Unrealized Appreciation/Depreciation on
	Global Dividend Income	Multi-Asset Income
Foreign currency exchange contracts:
Foreign currency translations	$1,932,565	$49,861

For the year ended July 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Global Dividend Income	Multi-Asset Income
Financial futures contracts:
Average number of contracts purchased	–	52	[1]
Average notional value of contracts purchased	–	$1,774,025	[1]
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	4	5
Average number of contracts - US dollars sold	7	3
Average US dollar amounts purchased	$166,149,955	$7,408,932
Average US dollar amounts sold	$96,771,566	$4,003,964

1 Average contract amount shown due to limited activity.

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, based on the average daily net assets that is attributable to each Fund’s direct investments in fixed income and equity securities and instruments, including ETFs advised by BlackRock or other investment advisers, other investments, and cash and cash equivalents (including money market funds, whether advised by BlackRock or other investment advisors) and excludes investments in other BlackRock equity and/or fixed income mutual funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2012, the Manager waived

$22,805 and $3,316 for Global Dividend Income and Multi-Asset Income, respectively.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager, to serve as sub-advisor for Global Dividend Income and with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”) and BIL, each an affiliate of the Manager, to serve as sub-advisors for Multi-Asset Income. The Manager pays BFM, BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	–
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2012, the following table shows the class specific service and distribution fees borne directly by each class of each Fund:

Service and Distribution Fees	Share Classes
	Investor A	Investor C	Total
Global Dividend Income	$785,079	$1,840,016	$2,625,095
Multi-Asset Income	$113,252	$433,797	$547,049

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to share-holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2012, each Fund reimbursed the Manager the following amounts for costs incurred in running the

BLACKROCK FUNDS II	JULY 31, 2012	35

Notes to Financial Statements (continued)

call center, which are included in transfer agent – class specific in the Statements of Operations:

Share Classes	Global Dividend Income	Multi-Asset Income
Institutional	$4,964	$413
Investor A	6,324	825
Investor C	2,983	790
Total	$14,271	$2,028

For the year ended July 31, 2012, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

Transfer Agent Fees	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$362,844	$306,838	$190,241	$859,923
Multi-Asset Income	$ 38,185	$ 41,754	$ 42,514	$122,453

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, BNYMIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived – class specific in the Statements of Operations. For the year ended July 31, 2012, the Funds paid the following to the Manager in return for these services, which are included in administration, administration – class specific, administration fees waived and administration fees waived – class specific in the Statements of Operations:

Global Dividend Income	$ 587,828
Multi-Asset Income	$ 61,025

For the year ended July 31, 2012, the following table shows the administration fees – class specific borne directly by each class of each Fund:

Administration Fees	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$87,870	$78,391	$45,932	$212,193
Multi-Asset Income	$14,732	$11,244	$10,804	$ 36,780

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Perpetual Contractual Cap	Share Classes
	Institutional	Investor A	Investor C
Global Dividend Income	2.00%	2.25%	3.00%
Multi-Asset Income	1.55%	1.80%	2.55%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the Independent Trustees.

In addition, the Manager has also contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitation as a percentage of average daily net assets are as follows:

Fixed-Term Contractual Cap	Share Classes
	Institutional	Investor A	Investor C
Global Dividend Income	1.00%	1.25%	2.00%
Multi-Asset Income	0.55%	0.80%	1.55%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2012 unless approved by the Board, including a majority of Independent Trustees.

These amounts are included in fees waived by advisor and administration fees waived and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended July 31, 2012, the Manager waived $293,942 of investment advisory fees for Multi-Asset Income, respectively, which is included in fees waived by advisor. Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$ 105	$ 44	$ 39	$ 188
Multi-Asset Income	$14,727	$11,210	$8,232	$34,169

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$ 19	–	–	$ 19
Multi-Asset Income	$413	$821	$776	$2,010

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Investor A	Investor C	Total
Multi-Asset Income	$37,418	$35,431	$29,981	$102,830

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses

36	BLACKROCK FUNDS II	JULY 31, 2012

Notes to Financial Statements (continued)

reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended July 31, 2012, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees		Share Classes
	Institutional	Investor A	Investor C	Total
Global Dividend Income	$25,143	$30,838	$17,975	$73,956
Multi-Asset Income	–	–	$3,082	$3,082

On July 31, 2012, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2013	2014
Global Dividend Income	$64,828	$208
Multi-Asset Income	$128,079	$460,654

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2012:

Global Dividend Income	$115,778
Multi-Asset Income	$126,890

For the year ended July 31, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Dividend Income	$143,353
Multi-Asset Income	$189,468

For the year ended July 31, 2012, affiliates received CDSCs as follows:

	Investor A	Investor C
Global Dividend Income	$12,436	$73,760
Multi-Asset Income	$12,477	$15,356

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, including paydowns and excluding short-term securities, for the year ended July 31, 2012, were as follows:

	Purchases	Sales
Global Dividend Income	$804,911,374	$194,470,641
Multi-Asset Income	$720,184,387	$153,592,692

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2012 attributable to foreign currency transactions and distributions received from regulated investment companies were reclassified to the following accounts:

	Global Dividend Income	Multi-Asset Income
Undistributed (distributions in excess of) net investment income	$(920,220)	$(134,421)
Accumulated net realized loss	$920,220	$134,421

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 was as follows:

	Global Dividend Income	Multi-Asset Income
Ordinary income
7/31/12	$23,278,087	$6,981,877
7/31/11	$3,802,854	$184,264
Long-term capital gains
7/31/12	$103,140	–
Total
7/31/12	$23,381,227	$6,981,877
7/31/11	$3,802,854	$184,264

As of July 31, 2012, the tax components of accumulated net earnings were as follows:

	Global Dividend Income	Multi-Asset Income
Undistributed ordinary income	$1,361,626	$51,321
Undistributed long-term capital gains	–	328,030
Capital loss carryforwards	(1,390,090)	–
Net unrealized gains[1]	89,584,285	10,730,569
Qualified late-year losses[2]	(19,424,310)	–
Total	$70,131,511	$11,109,920

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

[2]	Global Dividend Income has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2013.

BLACKROCK FUNDS II	JULY 31, 2012	37

Notes to Financial Statements (continued)

As of July 31, 2012, Global Dividend Income had a capital loss carryforward available to offset future realized capital gains of $1,390,090. This capital loss carryforward has no expiration date.

During the year ended July 31, 2012, Multi-Asset Income utilized $159,811 of its capital loss carryforward.

As of July 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Global Dividend Income	Multi-Asset Income
Tax cost	$1,022,171,991	$599,648,666
Gross unrealized appreciation	$109,220,554	$14,295,096
Gross unrealized depreciation	(19,617,012)	(3,571,486)
Net unrealized appreciation	$89,603,542	$10,723,610

6. Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Funds may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Funds paid administration and arrangement fees which were allocated to the Funds based on their net assets as of October 31, 2011. The Funds did not borrow under the credit agreement during the year ended July 31, 2012.

7. Commitments:

Multi-Asset Income may invest in floating rate loan interests. In connection with these investments, Multi-Asset Income may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate Multi-Asset Income to furnish temporary financing to a borrower until permanent financing can be arranged. As of July 31, 2012, Multi-Asset Income had outstanding bridge loan commitments of $425,000. In connection with these commitments, Multi-Asset Income earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2012, Global Dividend Income invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When Global Dividend Income concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

Global Dividend Income invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of July 31, 2012, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global Dividend Income’s investments.

As of July 31, 2012, Multi-Asset Income invested a significant portion of its assets in securities in fixed income funds. Please see the Schedule of Investments for these securities. Changes in economic conditions affecting the fixed income funds would have a greater impact on Multi-Asset Income and could affect the value, income and/or liquidity of positions in such securities.

38	BLACKROCK FUNDS II	JULY 31, 2012

Notes to Financial Statements (concluded)

9. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2012		Year Ended July 31, 2011

Global Dividend Income	Shares	Amount	Shares	Amount

Institutional

Shares sold	46,256,813	$443,481,896	17,295,647	$163,891,572
Shares issued in reinvestment of dividends and distributions	776,654	7,631,525	116,479	1,156,348
Shares redeemed	(14,247,482)	(137,326,471)	(1,787,074)	(17,062,846)

Net increase	32,785,985	$313,786,950	15,625,052	$147,985,074

Investor A

Shares sold	31,743,951	$301,719,980	20,304,141	$191,684,228
Shares issued in reinvestment of dividends and distributions	808,322	7,896,737	142,173	1,407,835
Shares redeemed	(12,871,052)	(124,198,892)	(2,206,007)	(20,750,461)

Net increase	19,681,221	$185,417,825	18,240,307	$172,341,602

Investor C

Shares sold	15,679,074	$148,794,410	11,777,804	$109,951,156
Shares issued in reinvestment of dividends and distributions	348,635	3,404,849	62,675	619,847
Shares redeemed	(3,236,362)	(30,984,830)	(708,549)	(6,835,255)

Net increase	12,791,347	$121,214,429	11,131,930	$103,735,748

Total Net Increase	65,258,553	$620,419,204	44,997,289	$424,062,424

Multi-Asset Income

Institutional

Shares sold	23,162,163	$238,649,133	48,332	$474,446
Shares issued in reinvestment of dividends	184,360	1,911,969	1,990	19,579
Shares redeemed	(4,200,985)	(43,914,715)	(15,507)	(154,073)

Net increase	19,145,538	$196,646,387	34,815	$339,952

Investor A

Shares sold	18,524,169	$192,375,415	273,093	$2,725,321
Shares issued in reinvestment of dividends	193,375	2,001,741	3,730	37,058
Shares redeemed	(784,388)	(8,132,859)	(79,711)	(803,985)

Net increase	17,933,156	$186,244,297	197,112	$1,958,394

Investor C

Shares sold	17,553,796	$181,904,332	127,870	$1,275,811
Shares issued in reinvestment of dividends	147,078	1,520,492	3,747	36,597
Shares redeemed	(463,533)	(4,750,847)	(62,358)	(615,561)

Net increase	17,237,341	$178,673,977	69,259	$696,847

Total Net Increase	54,316,035	$561,564,661	301,186	$2,995,193

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	JULY 31, 2012	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Global Dividend Income Portfolio and BlackRock Multi-Asset Income Portfolio (formerly BlackRock Income Builder Portfolio), each a series of BlackRock Funds II (collectively, the “Funds”), as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Dividend Income Portfolio and BlackRock Multi-Asset Income Portfolio of BlackRock Funds II as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 26, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Global Dividend Income and Multi-Asset Income of BlackRock Funds II for the taxable year ended July 31, 2012:

	Payable Date	Qualified Dividend Income for Individuals[1]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	Foreign Source Income[2]	Foreign Taxes Paid Per Share[3]	Interest Related Dividends and Qualified Short-Term Gains for Non-US Residents[4]
Global Dividend Income	10/21/2011	100.00%[2]	48.98%[2]	52.93%	0.006827	3.71%
	12/09/2011	100.00%[2]	52.46%[2]	52.93%	0.003168	3.71%
	4/18/2012	100.00%[2]	47.16%[2]	88.98%	0.007893	–
	7/20/2012	100.00%[2]	47.16%[2]	88.98%	0.011852	–
Multi-Asset Income	August 2011 - January 2012	20.40%	16.25%	–	–	50.00%
	February 2012 - July 2012	25.16%	21.79%	–	–	37.92%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

Additionally, Global Dividend Income distributed long-term capital gains of $0.001251 per share to shareholders of record on December 7, 2011.

40	BLACKROCK FUNDS II	JULY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Global Dividend Income Portfolio (the “Global Dividend Income Portfolio”) and BlackRock Multi-Asset Income Portfolio (the “Multi-Asset Income Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; (b) BlackRock Investment Management, LLC; and (c) BlackRock International, Ltd. (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its

BLACKROCK FUNDS II	JULY 31, 2012	41

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by

42	BLACKROCK FUNDS II	JULY 31, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that the Global Dividend Income Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since inception periods reported.

The Board noted that the Multi-Asset Income Portfolio ranked in the first quartile against its Lipper Performance Universe for each of the one-year, three-year and since-inception periods reported.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Global Dividend Income Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Global Dividend Income Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Global Dividend Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Global Dividend Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Global Dividend Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Multi-Asset Income Portfolio’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Multi-Asset Income Portfolio’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Multi-Asset Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Multi-Asset Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Multi-Asset Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

BLACKROCK FUNDS II	JULY 31, 2012	43

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-place, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trusts, on behalf of each Fund, for a one-year term ending June 30, 2013, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

44	BLACKROCK FUNDS II	JULY 31, 2012

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2008	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s, Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

BLACKROCK FUNDS II	JULY 31, 2012	45

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]  Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	160 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees; Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	160 RICs consisting of 278 Portfolios	None

[3]  Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

46	BLACKROCK FUNDS II	JULY 31, 2012

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2008	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2008	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald[2] 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust serve at the pleasure of the Board of Trustees. [2] Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Trust and Benjamin Archibald became Secretary of the Trust.
Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[3,4] Edinburgh, Scotland EH3 8JB	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

BlackRock Financial
Management, Inc.[4]
New York, NY 10055

BlackRock Investment
Management, LLC[4]
Princeton, NJ 08540

Accounting Agent, Co-Administrator and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[3]	For Global Dividend Income.
[4]	For Multi-Asset Income.

BLACKROCK FUNDS II	JULY 31, 2012	47

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available

(1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

48	BLACKROCK FUNDS II	JULY 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safe-guards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	JULY 31, 2012	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid-Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle	Prepared Portfolios	LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

    † Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK FUNDS II	JULY 31, 2012

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOM E-7/12-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Income Portfolio	$31,600	$31,200	$0	$0	$30,100	$29,600	$0	$0
BlackRock Multi-Asset Income Portfolio	$31,600	$31,200	$0	$0	$14,600	$14,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Dividend Income Portfolio	$30,100	$29,600
BlackRock Multi-Asset Income Portfolio	$14,600	$14,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) –	Code of Ethics – See Item 2

(a)(2) –	Certifications – Attached hereto

(a)(3) –	Not Applicable

(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: October 3, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: October 3, 2012